REGISTRATION RIGHTS AGREEMENT

This  Registration  Rights  Agreement  (this  “Agreement”)  is  made  and  entered  into as  of  September  16,  2014,  by  and  among  MediJane  Holdings  Inc.,  a  Nevada  corporation  (the

“Company”),  and  the  persons  and  entities  listed  on  Exhibit  A  hereto  (each,  a  “Purchaser”  and,

collectively, the “Purchasers”).

WHEREAS,   upon   the   terms   and   subject   to   the   conditions   of   the   Securities

Purchase  Agreement,  dated  as  of  the  date  hereof  (the  “Purchase  Agreement”),  the  Company  has agreed  to  issue  and  sell  shares  of  its  Common  Stock  and  Warrants  to  purchase  shares  of  its

Common Stock to the Purchasers; and

WHEREAS,   to   induce   the   Purchasers   to   execute   and   deliver   the   Purchase

Agreement  and  to  purchase  the  Shares  and  the  Warrants,  the  Company  has  agreed  to  provide certain  registration  rights  under  the  Securities  Act  of  1933,  as  amended,  with  respect  to  the

Shares,  the  Warrants  and  the  Warrant  Shares  (each  as  respectively  defined  in  the  Purchase

Agreement).

NOW,   THEREFORE,   in   consideration   of   the  representations,   warranties   and

agreements  contained  herein  and  other  good  and  valuable  consideration,  the  receipt  and  legal adequacy  of  which  are  hereby  acknowledged  by  the  parties,  the  Company  and  the  Purchasers hereby agree as follows:

1.

Definitions.

Capitalized  terms  used  but  not  otherwise  defined  herein  shall  have  the  meanings

given  such  terms  in  the  Purchase  Agreement.   As  used  in  this  Agreement,  the  following  terms

shall have the following meanings:

“Affiliate”  means,  with  respect  to  any  Person,  any  other  Person  that  directly  or

indirectly  controls  or  is  controlled  by  or  under  common  control  with  such  Person.    For  the

purposes   of   this   definition,   “control,”   when   used   with   respect   to   any   Person,   means   the

possession, direct or indirect, of the power to direct or cause the direction of the management and policies  of  such  Person,  whether  through  the  ownership  of  voting  securities,  by  contract  or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Blackout Period” shall have the meaning set forth in Section 3(m).

“Board” shall have the meaning set forth in Section 3(m).

“Business  Day”  means  any  day  except  Saturday,  Sunday  and  any  day  which  is  a

legal   holiday  or   a   day   on   which   banking   institutions   in   the   State   of   Texas   generally  are

authorized or required by law or other government actions to close.

“Commission” means the Securities and Exchange Commission.

“Common   Shares”   shall   have   the   meaning   set   forth   in   the   definition   of

“Registrable Securities.”

“Common Stock” means the Company’s Common Stock, $0.001 par value.

“Effectiveness  Date”  means  with  respect  to  the  Registration  Statement  the  earlier

of   (i)   the   90th   day   following   the   Closing   Date,   before   which   the   Company   will   use   its

commercially  reasonable  best  efforts  to  cause  the  Registration  Statement  to  become  effective,

and  (ii)  the  date  which  is  within  five  (5)  Business  Days  after  the  date  on  which  the  Commission informs  the  Company  in  writing  (a)  that  the  Commission  will  not  review  the  Registration

Statement,  or  (b)  that  the  Company  may  request  the  acceleration  of  the  effectiveness  of  the

Registration Statement.

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Event” shall have the meaning set forth in Section 8(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder”   means,   collectively,   each   holder   from   time   to   time   of   Registrable

Securities  including,  without  limitation,  each  Purchaser  and  its  assignees.  To  the  extent  this

Agreement  refers  to  an  election,  consent,  waiver,  request  or  approval  of  or  by  the  Holder,  such reference  shall  mean  an  election,  consent,  waiver,  request  or  approval  by  the  holders  of  a majority in interest of the then-outstanding Registrable Securities (on an as exercised basis).

“Indemnified Party” shall have the meaning set forth in Section 6(c).

“Indemnifying Party” shall have the meaning set forth in Section 6(c).

“Liquidated Damages” shall have the meaning set forth in Section 8(d).

“Losses” shall have the meaning set forth in Section 6(a).

“OTC” shall mean the OTC Markets Group.

“Person”  means  an  individual  or  a  corporation,  partnership,  trust,  incorporated  or

unincorporated   association,   joint   venture,   limited   liability   company,   joint   stock   company,

government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an  action, claim, suit, investigation or proceeding (including,

without   limitation,   an   investigation   or   partial   proceeding,   such   as   a   deposition),   whether

commenced or threatened.

“Prospectus”   means   the   prospectus   included   in   the   Registration   Statement

(including,  without  limitation,  a  prospectus  that  includes  any  information  previously  omitted from  a  prospectus  filed  as  part  of  an  effective  registration  statement  in  reliance  upon  Rule  430A

promulgated   under   the   Securities   Act),   as   amended   or   supplemented   by   any   prospectus

supplement,  with  respect  to  the  terms  of  the  offering  of  any portion  of  the  Registrable  Securities

covered   by  the   Registration   Statement,   and   all   other   amendments   and   supplements   to   the

Prospectus,  including  post-effective  amendments,  and  all  material  incorporated  by  reference  in such Prospectus.

“Registrable Securities” means (i) the shares of  Common Stock issued or issuable pursuant to the Purchase  Agreement, and upon any stock split, stock dividend, recapitalization or similar  event  with  respect  to  such  shares  of  Common  Stock  and  any  other  securities  issued  in exchange  of  or  replacement  of  such  shares  of  Common  Stock  (collectively,  the  “Common

Shares”);  until  in  the  case  of  any  of  the  Common  Shares  (a)  a  Registration  Statement  covering

such  Common  Share  has  been   declared   effective  by  the  Commission  and  continues  to  be

effective  during  the  Effectiveness  Period,  or  (b)  such  Common  Share  is  sold  in  compliance  with

Rule  144,  after  which  time  such  Common  Share  shall  not  be  a  Registrable  Security;  (ii)  the

Warrants  issued  or  issuable  pursuant  to  the  Purchase  Agreement  until  in  the  case  of  any  of  the

Warrants  (a)  a  Registration  Statement  covering  such  Warrant  has  been  declared  effective  by  the

Commission  and  continues  to  be  effective  during  the  Effectiveness  Period,  (b)  such  Warrant  is sold  in  compliance  with  Rule  144,  after  which  time  such  Warrant  shall  not  be  a  Registrable

Security,  or  (c)  such  Warrant  is  fully  exercised  for  shares  of  Common  Stock,  after  which  time such  Warrant  shall  not  be  a  Registrable  Security;  and  (iii)  the  shares  of  Common  Stock  issued and  issuable  pursuant  to  the  exercise  of  the  Warrants,  and  upon  any  stock  split,  stock  dividend,

recapitalization  or  similar  event  with  respect  to  such  shares  of  Common  Stock  and  any  other securities  issued  in  exchange  of  or  replacement  of  such  shares  of  Common  Stock  (collectively,

the “Warrant Shares”); until in the case of any of the Warrant Shares (a) a Registration Statement

covering such Warrant Share has been declared effective by the Commission and continues to be effective  during  the  Effectiveness  Period,  or  (b)  such  Warrant  Share  is  sold  in  compliance  with

Rule 144, after which time such Warrant Share shall not be a Registrable Security.

“Registration    Statement”    means    the    registration    statement,    including    the

Prospectus, amendments  and supplements to such  registration statement or  Prospectus, including

pre-   and   post-effective   amendments,   all   exhibits   thereto,   and   all   material   incorporated   by

reference  in  such  registration  statement,  for  the  Shares,  the  Warrants  and  the  Warrant  Shares

required to be filed by the Company with the Commission pursuant to this Agreement.

“Required  Filing  Date”  means  the  45th  day  immediately  following  the  Closing

Date.

“Rule  144”  means  Rule  144  promulgated  by  the  Commission  pursuant  to  the

Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule  158”  means  Rule  158  promulgated  by  the  Commission  pursuant  to  the

Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule  415”  means  Rule  415  promulgated  by  the  Commission  pursuant  to  the

Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Special  Counsel”  means  an  attorney  selected  by  and  acting  as  special  counsel  to

Holder.

“Warrant   Shares”   shall   have   the   meaning   set   forth   in   the   definition   of

“Registrable Securities.”

2.

Registration.  On  or  prior  to  the  Required  Filing  Date,  the  Company  shall  prepare and  file  with  the  Commission  a  Registration  Statement  covering  the  resale  of  the  Registrable

Securities   for   an   offering   to   be   made   on   a   continuous   basis   pursuant   to   Rule   415.   The

Registration  Statement  shall  be  on  Form  S-1  and  shall  contain  (except  if  otherwise  directed  by the  Purchasers)  the  “Plan  of  Distribution”  attached  hereto  as  Exhibit  B.  The  Company  shall  (i)

not  permit  any  securities  other  than  the  Registrable  Securities  to  be  included  in  the  Registration

Statement, (ii) use its commercially reasonable best efforts to cause the Registration Statement to be  declared  effective  under  the  Securities  Act  (including  filing  with  the  Commission  a  request for  acceleration  of  effectiveness  within  five  (5)  Business  Days  of  the  date  that  the  Company  is notified  (orally  or  in  writing,  whichever  is  earlier)  by  the  Commission  that  the  Registration

Statement  will  not  be  “reviewed,”  or  not  be  subject  to  further  review)  as  soon  as  possible  after

the   filing   thereof,   but   in   any   event   prior   to   the   Effectiveness   Date,   and   (iii)   keep   such

Registration  Statement  continuously  effective  under  the  Securities  Act  for  a  period  of  two  years from the Effectiveness Date (the “Effectiveness Period”).

3.

Registration Procedures; Company’s Obligations.

In  connection  with  the  registration  of  the  Registrable  Securities,  the  Company

shall:

(a)

Prepare  and  file  with  the  Commission  on  or  prior  to  the  Required  Filing

Date,  a  Registration  Statement  on  Form  S-1  in  accordance  with  the  method  or  methods  of distribution  thereof  as  specified  by  the  Holder  (except  if  otherwise  directed  by  the  Holder),  and use  its  commercially  reasonable  best  efforts  to  cause  the  Registration  Statement  to  become effective  and  remain  effective  as  provided  herein;  provided,  however,  that  not  less  than  three  (3)

Business  Days  prior  to  the  filing  of  the  Registration  Statement  or  any  related  Prospectus  or  any amendment  or  supplement  thereto  (including  any  document  that  would  be  incorporated  therein by reference),  the  Company shall  (i)  furnish  to  the Holder  and  any Special  Counsel,  copies  of  all

such   documents   proposed   to   be   filed,   which  documents   (other   than   those   incorporated   by

reference)  will be subject to the timely review of and comment by such  Special Counsel, and  (ii)

at  the  request  of  the  Holder  cause  its  officers  and  directors,  counsel  and  independent  certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of such  Special  Counsel,  to  conduct  a  reasonable  investigation  within  the  meaning of  the  Securities

Act.  The  Company  shall  not  file  the  Registration  Statement  or  any  such  Prospectus  or  any amendments or supplements thereto to which the Holder or any Special Counsel  shall reasonably object in writing within three (3) Business Days of their receipt thereof.

(b)

(i)  Prepare  and  file  with  the  Commission  such  amendments,  including post-effective  amendments,  to  the  Registration  Statement  as  may  be  necessary  to  keep  the

Registration  Statement  continuously  effective  as  to  the  applicable  Registrable  Securities  for  the

Effectiveness  Period  in  order  to  register  for  resale  under  the  Securities  Act  all  of  the  Registrable

Securities;  (ii)  cause  the  related  Prospectus  to  be  amended  or  supplemented  by  any  required

Prospectus  supplement,  and  as  so  supplemented  or  amended  to  be  filed  pursuant  to  Rule  424  (or

any   similar   provisions   then   in   force)   promulgated   under   the   Securities   Act;   (iii)   respond

promptly  to  any  comments  received  from  the  Commission  with  respect  to  the  Registration

Statement  or  any  amendment  thereto  and  promptly  provide  the  Holder  true  and  complete  copies of  all  correspondence  from  and  to  the  Commission  relating  to  the  Registration  Statement;  and

(iv)  comply  in  all  material  respects  with  the  provisions  of  the  Securities  Act  and  the  Exchange

Act  with  respect  to  the  disposition  of  all  Registrable  Securities  covered  by  the  Registration

Statement  during  the  applicable  period  in  accordance  with  the  intended  methods  of  disposition by  the  Holder  set  forth  in  the  Registration  Statement  as  so  amended  or  in  such  Prospectus  as  so supplemented.

(c)

Notify  the  Holder  of  Registrable  Securities  to  be  sold  and  any  Special

Counsel promptly (and, in the case of (i)(A) below, not less than  three (3) Business Days prior to such  filing  and,  in  the  case  of  (i)(C)  below,  no  later  than  the  first  Business  Day  following  the date  on  which  the  Registration  Statement  becomes  effective)  and  (if  requested  by  any  such

Person)  confirm  such  notice  in  writing  no  later  than  three  (3)  Business  Days  following  the  day

(i)(A)  when  a  Prospectus  or  any  Prospectus  supplement  or  post-effective  amendment  to  the

Registration  Statement  is  proposed  to  be  filed,  (B)  when  the  Commission  notifies  the  Company whether  there  will  be  a  “review”  of  such  Registration  Statement  and  whenever  the  Commission comments  in  writing  on  such  Registration  Statement,  and  (C)  with  respect  to  the  Registration

Statement  or  any  post-effective  amendment,  when  the  same  has  become  effective;  (ii)  of  any request by the Commission or any other Federal or state  governmental authority for amendments or  supplements  to  the  Registration  Statement  or  Prospectus  or  for  additional  information;  (iii)  of

the   issuance   by   the   Commission   of   any   stop   order   suspending   the   effectiveness   of   the

Registration  Statement  covering  any  or  all  of  the  Registrable  Securities  or  the  initiation  of  any

Proceedings  for that  purpose;  (iv)  of  the  receipt  by the  Company of  any notification  with  respect to  the  suspension  of  the  qualification  or  exemption  from  qualification  of  any  of  the  Registrable

Securities  for  sale  in  any  jurisdiction,  or  the  initiation  or  threatening  of  any  Proceeding  for  such

purpose;   and   (v)   of   the   occurrence   of   any   event   that   makes   any   statement   made   in   the

Registration   Statement   or   Prospectus   or   any   document   incorporated   or   deemed   to   be

incorporated  therein  by  reference  untrue  in  any  material  respect  or  that  requires  any  revisions  to the Registration Statement, Prospectus or other documents so that, in the case of  the Registration

Statement  or  the  Prospectus,  as  the  case  may  be,  it  will  not  contain  any  untrue  statement  of  a material  fact  or  omit  to  state  any material  fact  required  to  be  stated  therein  or  necessary to  make the  statements  therein,  in  the  light  of  the  circumstances  under  which  they  were  made,  not misleading.

The  Company  shall  promptly  furnish  to  the  Special  Counsel,  without  charge,  (i)

any  correspondence  from  the  Commission  or  the  Commission’s  staff  to  the  Company  or  its

representatives   relating   to   any   Registration   Statement,   and   (ii)   promptly  after   the   same   is

prepared  and  filed  with  the  Commission,  a  copy  of  any  written  response  to  the  correspondence received from the Commission.

(d)

Use its commercially reasonable best efforts to avoid the issuance of, or, if issued,  obtain  the  withdrawal  of,  (i)  any  order  suspending  the  effectiveness  of  the  Registration

Statement,  or  (ii)  any suspension  of  the  qualification  (or exemption  from  qualification)  of  any of the Registrable Securities for sale in any U.S. jurisdiction, at the earliest practicable moment.

(e)

If   requested   by   the   Holder,   (i)   promptly   incorporate   in   a   Prospectus

supplement  or  post-effective  amendment  to  the  Registration  Statement  such  information  as  the

Company reasonably agrees should be included therein, and (ii) make all required filings of such

Prospectus   supplement   or   such   post-effective   amendment   as   soon   as   practicable   after   the

Company   has   received   notification   of   the   matters   to   be   incorporated   in   such   Prospectus

supplement or post-effective amendment.

(f)

Furnish  to  the  Holder  and  any  Special  Counsel,  without  charge,  at  least one  conformed  copy  of  each  Registration  Statement  and  each  amendment  thereto,  including financial  statements  and  schedules,  all  documents  incorporated  or  deemed  to  be  incorporated therein  by  reference,  and  all  exhibits  to  the  extent  requested  by  such  Person  (including  those previously  furnished  or  incorporated  by  reference)  promptly  after  the  filing  of  such  documents with the Commission.

(g)

Promptly  deliver  to  the  Holder  and  any  Special  Counsel,  without  charge,

as  many  copies  of  the  Registration  Statement,  Prospectus  or  Prospectuses  (including  each  form of  prospectus)  and  each  amendment  or  supplement  thereto  as  such  Persons  may  reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or

supplement   thereto   by   the   selling   Holder   in   connection   with   the   offering   and   sale   of   the

Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h)

Prior to any public offering of Registrable Securities, use its  commercially reasonable best efforts to  register or  qualify or  cooperate  with the selling Holder and  any Special

Counsel  in  connection  with  the  registration  or  qualification  (or  exemption  from  such  registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws  of  such  jurisdictions  within  the  United  States  as  the  Holder  reasonably  requests  in  writing,

to  keep  each  such  registration  or  qualification  (or  exemption  therefrom)  effective  during  the

Effectiveness  Period  and  to  do  any  and  all  other  acts  or  things  necessary  or  advisable  to  enable the  disposition  in  such  jurisdictions  of  the  Registrable  Securities  covered  by  a  Registration

Statement;  provided,  however,  that  the  Company  shall  not  be  required  to  qualify  generally to  do business  in  any  jurisdiction  where  it  is  not  then  so  qualified  or  to  take  any  action  that  would subject  it  to  general  service  of  process  in  any  such  jurisdiction  where  it  is  not  then  so  subject  or subject the Company to any tax in any such jurisdiction where it is not then so subject.

(i)

Cooperate  with  the  Holder  to  facilitate  the  timely preparation  and  delivery of  certificates  representing Registrable  Securities  to  be sold  pursuant  to  a  Registration  Statement and  to  enable  such  Registrable  Securities  to  be  in  such  denominations  and  registered  in  such names  as  the  Holder  may  request  at  least  two  (2)  Business  Days  prior  to  any  sale  of  Registrable

Securities.

(j)

Upon   the   occurrence   of   any   event   contemplated   by   Section   3(c)(v),

promptly  prepare  a  supplement  or  amendment,  including  a  post-effective  amendment,  to  the

Registration  Statement  or  a  supplement  to  the  related  Prospectus  or  any  document  incorporated or  deemed  to  be  incorporated  therein  by  reference,  and  file  any other  required  document  so  that,

as  thereafter  delivered,  neither  the  Registration  Statement  nor  such  Prospectus  will  contain  an untrue statement  of  a  material  fact  or  omit  to  state a material  fact  required  to  be stated  therein  or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)

Use   its   commercially   reasonable   best   efforts   to   cause   all   Registrable

Securities  relating  to  such  Registration  Statement  to  be  quoted  by  OTC  and  any  other  securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which the same securities  issued  by  the  Company  are  then  listed  as  and  when  required  pursuant  to  the  Purchase

Agreement.

(l)

Comply in all material respects with all applicable  rules and regulations of

the   Commission   and   make   generally   available   to   its   security   holders   earning   statements

satisfying the  provisions  of  Section  11(a)  of  the  Securities  Act  and  Rule  158  not  later  than  forty-

five (45) days  after  the  end  of  any twelve  (12) month  period  (or ninety (90)  days  after  the  end  of any  twelve  (12)  month  period  if  such  period  is  a  fiscal  year)  commencing  on  the  first  day  of  the first  fiscal  quarter  of  the  Company  after  the  effective  date  of  the  Registration  Statement,  which statement shall conform to the requirements of Rule 158.

(m)

If  (i)  there  is  material  non-public  information  regarding  the  Company which  the  Company’s  Board  of  Directors  (the  “Board”)  reasonably  determines  not  to  be  in  the

Company’s   best   interest   to   disclose   and   which   the   Company  is   not   otherwise   required   to

disclose,  or  (ii)  there  is  a  significant  business  opportunity  (including,  but  not  limited  to,  the acquisition  or  disposition of  assets  (other  than  in  the  ordinary course of  business)  or  any merger,

consolidation,  tender  offer  or  other  similar  transaction)  available  to  the  Company  which  the

Board  reasonably  determines  not  to  be  in  the  Company’s  best  interest  to  disclose  and  which  the

Company  would  be  required  to  disclose  under  the  Registration  Statement,  then  the  Company may  suspend  effectiveness  of  a  Registration  Statement  and  suspend  the  sale  of  Registrable

Securities  under  a  Registration  Statement  one  (1)  time  every  three  (3)  months  or  three  (3)  times in  any twelve  month  period,  provided  that  the  Company may not  suspend  its  obligation  for more than  thirty  (30)  days  in  the  aggregate  in  any  twelve  month  period  if  suspension  is  for  any  of  the reasons listed above or sixty (60) days in the  aggregate in  any twelve month period for any other

reason   (each,   a   “Blackout   Period”);   provided,   however,   that   no   such   suspension   shall   be

permitted  for  more  than  twenty  (20)  consecutive  days,  arising  out  of  the  same  set  of  facts,

circumstances or transactions.

(n)

Within  two  (2)  Business  Days  after  the  Registration  Statement  which includes  the  Registrable  Securities  is  ordered  effective  by  the  Commission,  the  Company  shall deliver,  and  shall  cause  legal  counsel  for  the  Company  to  deliver,  to  the  transfer  agent  for  such

Registrable  Securities  (with  copies  to  the  Holder  whose  Registrable  Securities  are  included  in such  Registration  Statement)  confirmation  that  the  Registration  Statement  has  been  declared effective by the Commission in the form attached hereto as Exhibit C.

4.

Registration Procedures; Holder’s Obligations

In connection with the registration of the Registrable Securities, the Holder shall:

(a)

If  the  Registration  Statement  refers  to  the  Holder  by name  or  otherwise  as the  holder  of  any  securities  of  the  Company,  have  the  right  to  require  (if  such  reference  to  the

Holder  by  name  or  otherwise  is  not  required  by  the  Securities  Act  or  any  similar  federal  statute then  in  force)  the  deletion  of  the  reference to  the  Holder  in  any amendment  or  supplement  to  the

Registration  Statement  filed  or  prepared  subsequent  to  the  time  that  such  reference  ceases  to  be required.

(b)

(i)  not  sell  any  Registrable  Securities  under  the  Registration  Statement until  it  has  received  copies  of  the  Prospectus  as  then  amended  or  supplemented  as  contemplated in  Section  3(g)  and  notice  from  the  Company  that  such  Registration  Statement  and  any  post-

effective   amendments   thereto   have   become   effective   as   contemplated   by  Section   3(c),   (ii)

comply  with  the  prospectus  delivery  requirements  of  the  Securities  Act  as  applicable  to  it  in connection  with  sales  of  Registrable  Securities  pursuant  to  the  Registration  Statement,  and  (iii)

furnish   to   the   Company   information   regarding   such   Holder   and   the   distribution   of   such

Registrable Securities as is required by law to be disclosed in the Registration Statement, and the

Company  may  exclude  from  such  registration  the  Registrable  Securities  of  the  Holder  if  it  fails to  furnish  such  information  within  a  reasonable  time  prior  to  the  filing  of  each  Registration

Statement, supplemented Prospectus and/or amended Registration Statement.

(c)

upon  receipt  of  a notice from  the  Company of  the  occurrence of  any event of  the  kind  described  in  Section  3(c)(ii),  3(c)(iii),  3(c)(iv),  3(c)(v)  or  3(m),  forthwith  discontinue disposition  of  such  Registrable  Securities  under  the  Registration  Statement  until  the  Holder’s receipt  of  the  copies  of  the  supplemented  Prospectus  and/or  amended  Registration  Statement contemplated  by Section  3(j),  or  until  it  is  advised  in  writing  by the  Company that  the  use of  the applicable  Prospectus  may be  resumed,  and,  in  either  case,  has  received  copies  of  any additional or  supplemental  filings  that  are  incorporated  or  deemed  to  be  incorporated  by  reference  in  such

Prospectus or Registration Statement.

5.

Registration Expenses

All  reasonable  fees  and  expenses  incident  to  the  performance  of  or  compliance with  this  Agreement  by  the  Company  shall  be  borne  by  the  Company  whether  or  not  the

Registration   Statement   is   filed   or   becomes   effective   and   whether   or   not   any   Registrable

Securities  are  sold  pursuant  to  the  Registration  Statement.   The  fees  and  expenses  referred  to  in

the  foregoing  sentence  shall  include,  without  limitation,  the  following:  (i)  all  registration  and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with OTC and each securities exchange or other market on which Registrable Securities are  required  hereunder  to  be  listed,  (B)  with  respect  to  filings  required  to  be  made  with  the

Commission,   and   (C)   in   compliance   with   state   securities   or   Blue   Sky   laws);   (ii)   printing

expenses   (including,   without   limitation,   expenses   of   printing   certificates   for   Registrable

Securities  and  of  printing  prospectuses  if  the  printing of  prospectuses  is  requested  by the  holders

of   a   majority   of   the   Registrable   Securities   included   in   the   Registration   Statement);   (iii)

messenger,  telephone  and  delivery  expenses;  (iv)  fees  and  disbursements  of  counsel  for  the

Company; and  (v) fees  and expenses of all other Persons retained by the Company in connection with  the  consummation  of  the  transactions  contemplated  by  this  Agreement,  including,  without

limitation,   the   Company’s   independent   public   accountants   (including   the   expenses   of   any

comfort  letters  or  costs  associated  with  the  delivery  by  independent  public  accountants  of  a

comfort  letter  or  comfort  letters).   In  addition,  the  Company  shall  be  responsible  for  all  of  its

internal    expenses    incurred    in    connection    with    the    consummation    of    the    transactions

contemplated  by  this  Agreement  (including,  without  limitation,  all  salaries  and  expenses  of  its officers  and  employees  performing  legal  or  accounting  duties),  the  expense  of  any  annual  audit,

and the  fees and  expenses incurred in  connection  with the listing of the  Registrable  Securities on any  securities  exchange  as  required  hereunder.  The  Company  shall  not  be  responsible  for  the payment  of  any  commissions  or  other  expenses  incurred  by  the  Holder  in  connection  with  their sales of Registrable Securities or for the fees of any Special Counsel.

6.

Indemnification

(a)

Indemnification  by  the  Company.  The  Company  shall,  notwithstanding any  termination  of  this  Agreement,  indemnify  and  hold  harmless  each  Purchaser,  its  permitted assignees,  officers,  directors,  managers,  agents,  brokers  (including  brokers  who  offer  and  sell

Registrable  Securities  as  principal  as  a  result  of  a  pledge  or  any  failure  to  perform  under  a margin  call  of  Common  Stock),  investment  advisors  and  employees,  each  Person  who  controls any such Purchaser or permitted assignee (within the meaning of Section 15 of the Securities Act or  Section  20  of  the  Exchange  Act)  and  the  officers,  directors,  managers,  agents  and  employees of  each  such  controlling  Person,  and  the  respective  successors,  assigns,  estate  and  personal representatives  of  each  of  the  foregoing,  to  the  fullest  extent  permitted  by  applicable  law,  from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including,

without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys’  fees  and  expenses)  (collectively,  “Losses”),  as  incurred,  arising  out  of  or  relating  to any untrue or alleged untrue statement of a material fact contained  in the Registration Statement,

any  Prospectus,  as  supplemented  or  amended,  if  applicable,  or  arising  out  of  or  relating  to  any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto,

in  the  light  of  the  circumstances  under  which  they  were  made)  not  misleading,  except  (i)  to  the extent,  but  only  to  the  extent,  that  such  untrue  statements  or  omissions  are  based  solely  upon information  regarding  the  Holder  furnished  in  writing  to  the  Company  by  the  Holder  expressly for  use  therein,  which  information  was  reviewed  and  expressly  approved  by  the  Holder  or

Special Counsel expressly for use in the Registration Statement, such Prospectus or such form of

Prospectus  or  in  any  amendment  or  supplement  thereto,  or  (ii)  as  a  result  of  the  failure  of  the

Holder  to  deliver  a  Prospectus,  as  amended  or  supplemented,  to  a  purchaser  in  connection  with

an  offer  or  sale.    The  Company  shall  notify  the  Holder  promptly  of  the  institution,  threat  or assertion  of  any  Proceeding  of  which  the  Company  is  aware  in  connection  with  the  transactions

contemplated by this Agreement.   Such indemnity shall remain in full force and effect regardless of  any  investigation  made  by  or  on  behalf  of  an  Indemnified  Party  (as  defined  in  Section  6(c)

hereof) and shall survive the transfer of the Registrable Securities by the Holder.

(b)

Indemnification  by Purchaser.   Each  Purchaser  and  its  permitted  assignees

shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers,

agents  and  employees,  each  Person  who  controls  the  Company  (within  the  meaning  of  Section

15  of  the  Securities  Act  and  Section  20  of  the  Exchange  Act),  and  the  directors,  officers,  agents or  employees  of  such  controlling  Persons,  and  the  respective  successors,  assigns,  estate  and personal  representatives  of  each  of  the  foregoing,  to  the  fullest  extent  permitted  by  applicable law,  from  and  against  any  and  all  Losses,  as  incurred,  arising  out  of  or  relating  to  any  untrue  or

alleged   untrue   statement   of   a   material   fact   contained   in   the   Registration   Statement,   any

Prospectus,  as  supplemented  or  amended,  if  applicable,  or  arising  out  of  or  relating  to  any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto,

in  the  light  of  the  circumstances  under  which  they  were  made)  not  misleading,  to  the  extent,  but only to  the  extent,  that  (i)  such  untrue statement  or  omission  is  contained  in  or  omitted  from  any information  so  furnished  in  writing  by  the  Holder  or  the  Special  Counsel  to  the  Company

specifically   for   inclusion   in   the   Registration   Statement   or   such   Prospectus,   and   (ii)   such

information  was  reasonably  relied  upon  by  the  Company  for  use  in  the  Registration  Statement,

such  Prospectus  or  such  form  of  prospectus  or,  to  the  extent  that  such  information  relates  to  the

Holder  or  the  Holder’s  proposed  method  of  distribution  of  Registrable  Securities,  was  reviewed and  expressly approved  in  writing  by the  Holder  expressly for  use in  the  Registration  Statement,

such   Prospectus   or   such   form   of   Prospectus   Supplement.   Notwithstanding   anything  to   the

contrary contained  herein,  the  Holder  shall  be liable  under  this  Section  6(b)  for only that  amount as  does  not  exceed  the  net  proceeds  to  the Holder  as  a result  of  the  sale  of  Registrable  Securities pursuant to such Registration Statement.

(c)

Conduct   of   Indemnification   Proceedings.   If   any   Proceeding   shall   be

brought  or  asserted  against  any  Person  entitled  to  indemnity  pursuant  to  Section  6(a)  or  6(b)

hereunder  (an  “Indemnified  Party”),  such  Indemnified  Party  promptly  shall  notify  the  Person from  whom  indemnity  is  sought  (the  “Indemnifying  Party)  in  writing,  and  the  Indemnifying

Party   shall   assume   the   defense   thereof,   including   the   employment   of   counsel   reasonably

satisfactory  to  the  Indemnified  Party  and  the  payment  of  all  fees  and  expenses  incurred  in connection  with  defense  thereof;  provided,  that  the  failure of  any  Indemnified  Party to  give  such notice  shall  not  relieve  the  Indemnifying  Party  of  its  obligations  or  liabilities  pursuant  to  this

Agreement,  except  (and  only)  to  the  extent  that  it  shall  be  finally  determined  by  a  court  of competent  jurisdiction  (which  determination  is  not  subject  to  appeal  or  further  review)  that  such failure shall have materially and adversely prejudiced the Indemnifying Party.

An  Indemnified  Party shall  have  the  right  to  employ separate  counsel  in  any  such

Proceeding  and  to  participate  in  the  defense  thereof,  but  the  fees  and  expenses  of  such  counsel shall  be  at  the  expense  of  such  Indemnified  Party  or  Parties  unless:  (i)  the  Indemnifying  Party has  agreed  in  writing  to  pay  such  fees  and  expenses;  or  (ii)  the  Indemnifying  Party  shall  have failed  promptly  to  assume  the  defense  of  such  Proceeding  and  to  employ  counsel  reasonably satisfactory  to  such  Indemnified  Party  in  any  such  Proceeding;  or  (iii)  the  named  parties  to  any such  Proceeding  (including  any  impleaded  parties)  include  both  such  Indemnified  Party  and  the

Indemnifying  Party,  and  such  Indemnified  Party  shall  have  been  advised  by  counsel  that  a conflict  of  interest  is  likely to  exist  if the  same  counsel  were to  represent  such  Indemnified  Party and  the  Indemnifying  Party  (in  which  case,  if  such  Indemnified  Party  notifies  the  Indemnifying

Party  in  writing  that  it  elects  to  employ  separate  counsel  at  the  expense  of  the  Indemnifying

Party,  the  Indemnifying  Party  shall  not  have  the  right  to  assume  the  defense  thereof  and  such

counsel  shall  be  at  the  expense  of  the  Indemnifying Party).   The  Indemnifying Party shall  not  be

liable  for  any  settlement  of  any  such  Proceeding  effected  without  its  written  consent,  which

consent  shall  not  be  unreasonably  withheld,  conditioned  or  delayed.    No  Indemnifying  Party

shall,  without  the  prior  written  consent  of  the   Indemnified  Party,   which  consent  shall  not

unreasonably   be   withheld,   conditioned   or   delayed,   effect   any   settlement   of   any   pending

Proceeding in  respect  of  which  any  Indemnified  Party is  a  party,  unless  such  settlement  includes an  unconditional  release  of  such  Indemnified  Party  from  all  liability  on  claims  that  are  the subject matter of such Proceeding.

All  reasonable  fees  and  expenses  of  the  Indemnified  Party  (including  reasonable fees  and  expenses  to  the  extent  incurred  in  connection  with  investigating  or  preparing  to  defend such  Proceeding  in  a  manner  not  inconsistent  with  this  Section)  shall  be  paid  to  the  Indemnified

Party,  as  incurred,  within  ten  (10)  Business  Days  of  written  notice  thereof  to  the  Indemnifying

Party  (regardless  of  whether  it  is  ultimately  determined  that  an  Indemnified  Party  is  not  entitled

to   indemnification   hereunder;   provided,   that   the   Indemnifying   Party   may   require   such

Indemnified  Party  to  undertake  to  reimburse  all  such  fees  and  expenses  to  the  extent  it  is  finally judicially determined  that  such  Indemnified  Party  is  not  entitled  to  indemnification  hereunder  or pursuant to applicable law).

(d)

Contribution.   If  a  claim  for  indemnification  under  Section  6(a)  or  6(b)  is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to

enforce   such   indemnification   in   accordance   with   its   terms   (by  reason   of   public   policy  or

otherwise),  then  each  Indemnifying  Party,  in  lieu  of  indemnifying  such  Indemnified  Party,  shall contribute to the amount paid or payable by such  Indemnified Party as a result of such Losses, in such  proportion  as  is  appropriate  to  reflect  the  relative  fault  of  the  Indemnifying  Party  and

Indemnified  Party  in  connection  with  the  actions,  statements  or  omissions  that  resulted  in  such

Losses   as   well   as   any   other   relevant   equitable   considerations.   The   relative   fault   of   such

Indemnifying  Party  and  Indemnified  Party  shall  be  determined  by  reference  to,  among  other things,  whether  any  action  in  question,  including  any  untrue  or  alleged  untrue  statement  of  a material  fact  or  omission  or  alleged  omission  of  a  material  fact,  has  been  taken  or  made  by,  or

relates  to  information  supplied  by,  such   Indemnifying  Party  or   Indemnified  Party,  and  the

parties’  relative  intent,  knowledge,  access  to  information  and  opportunity  to  correct  or  prevent

such  action,  statement  or  omission.   The  amount  paid  or  payable  by  a  party  as  a  result  of  any

Losses  shall  be  deemed  to  include,  subject  to  the  limitations  set  forth  in  Section  6(c),  any reasonable  attorneys’  or  other  reasonable  fees  or  expenses  incurred  by  such  party  in  connection with  any  Proceeding  to  the  extent  such  party  would  have  been  indemnified  for  such  fees  or expenses  if  the  indemnification  provided  for  under  Section  6(a)  or  6(b)  was  available  to  such party  in  accordance  with  its  terms.  Notwithstanding  anything  to  the  contrary  contained  herein,

the Holder shall be liable or required to contribute under this Section 6(d) for only that amount as does  not  exceed  the  net  proceeds  to  the  Holder  as  a  result  of  the  sale  of  Registrable  Securities pursuant to the Registration Statement.

The  parties  hereto  agree  that  it  would  not  be  just  and  equitable  if  contribution pursuant  to  this  Section  6(d)  were  determined  by  pro  rata  allocation  or  by  any  other  method  of

allocation   that   does   not   take   into   account   the   equitable   considerations   referred   to   in   the

immediately  preceding  paragraph.   No  Person  guilty  of  fraudulent  misrepresentation  (within  the meaning  of  Section  11(f)  of  the  Securities  Act)  shall  be  entitled  to  contribution  from  any Person who was not guilty of such fraudulent misrepresentation.

The   indemnity  and   contribution   agreements   contained   in   this   Section   are   in

addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

7.

Rule 144.

As  long  as  the  Holder  owns  Registrable  Securities,  the  Company  covenants  to timely file (or obtain extensions in respect thereof and file  within the applicable  grace period)  all reports  required  to  be  filed  by  the  Company  after  the  date  hereof  pursuant  to  Section  13(a)  or

15(d)  of  the  Exchange  Act  and  to  promptly  furnish  the  Holder  with  true  and  complete  copies  of all  such  filings.  As  long  as  the  Holder  owns  Registrable  Securities,  if  the  Company  is  not required  to  file  reports  pursuant  to  Section  13(a)  or  15(d)  of  the  Exchange  Act,  it  will  prepare

and   furnish   to   the   Holder   and   make   publicly   available   in   accordance   with   Rule   144(c)

promulgated  under  the  Securities  Act  annual  and  quarterly  financial  statements,  together  with  a discussion  and  analysis  of  such  financial  statements  in  form  and  substance  substantially  similar to  those  that  would  otherwise  be  required  to  be  included  in  reports  required  by  Section  13(a)  or

15(d)  of  the  Exchange  Act,  as  well  as  any other  information  required  thereby,  in  the  time  period

that  such  filings  would  have  been  required  to  have  been  made  under  the  Exchange  Act.   The

Company  further  covenants  that  it  will  take  such  further  action  as  the  Holder  may  reasonably request,  all  to  the  extent  required  from  time  to  time  to  enable  the  Holder  to  sell  Warrants,

Common  Shares  and  Warrant  Shares  without  registration  under  the  Securities  Act  within  the

limitation   of  the   exemptions   provided   by  Rule   144   promulgated   under   the   Securities   Act,

including  providing  any  legal  opinions  of  counsel  to  the  Company  referred  to  in  the  Purchase

Agreement.   Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

8.

Miscellaneous.

(a)

Remedies.  The  remedies  provided  in  this  Agreement  and  the  Purchase

Agreement  are  cumulative  and  not  exclusive of  any remedies  provided  by law.   In  the  event  of  a

breach  by  the  Company  or  by  the  Holder  of  any  of  their  obligations  under  this  Agreement,  the

Holder  or  the  Company,  as  the  case  may  be,  in  addition  to  being  entitled  to  exercise  all  rights granted  by  law  and  under  this  Agreement,  including  recovery  of  damages,  will  be  entitled  to specific performance of its rights under this Agreement.  The Company and the Holder agree that monetary  damages  would  not  provide  adequate  compensation  for  any  losses  incurred  by  reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event  of  any action  for  specific  performance in  respect  of  such  breach,  it  shall  waive  the  defense that a remedy at law would be adequate.

(b)

No   Inconsistent   Agreements.   Neither   the   Company   nor   any   of   its

Affiliates has as of the date hereof entered into, nor shall the Company or any of its Affiliates, on or  after  the  date  of  this  Agreement,  enter  into,  any agreement  with  respect  to  its  securities  that  is inconsistent  with  the  rights  granted  to  the  Holder  in  this  Agreement  or  otherwise  conflicts  with the  provisions  hereof.  Without  limiting  the  generality  of  the  foregoing,  without  the  written consent  of  the  Holder,  the  Company  shall  not  grant  to  any  Person  the  right  to  request  the

Company  to  register  any  securities  of  the  Company  under  the  Securities  Act  if  the  rights  so granted  are  inconsistent  with  the  rights  granted  to  the  Holder  set  forth  herein,  or  otherwise prevent the Company with complying with all of its obligations hereunder.

(c)

No   Piggyback   on   Registrations.   Neither   the   Company  nor   any  of   its

security  holders  (other  than  the  Holder  in  such  capacity  pursuant  hereto)  may  include  securities of the Company in the Registration Statement.

(d)

Failure  to  File  Registration  Statement  and  Other  Events.  The  Company

and the Holder agree that the Holder will suffer damages if the Registration Statement is not filed on or prior to the Required Filing Date or is not declared effective by the Commission on or prior

to   the   Effectiveness   Date   and   maintained   in   the   manner   contemplated   herein   during   the

Effectiveness  Period  or  if  certain  other  events  occur.  The  Company and  the Holder  further  agree that it would not be feasible to ascertain the extent of such damages with precision.  Accordingly,

if  (i)  the  Registration  Statement  is  not  filed  on  or  prior  to  the  Required  Filing  Date,  or  is  not declared  effective  by the  Commission  on  or  prior  to  the  Effectiveness  Date,  or  (ii)  the  Company fails  to  file  with  the  Commission  a  request  for  acceleration  within  five  (5)  Business  Days  of  the date  that  the  Company  is  notified  (orally  or  in  writing,  whichever  is  earlier)  by  the  Commission that  a  Registration  Statement  will  not  be  “reviewed,”  or  not  subject  to  further  review,  or  (iii)  the

Registration  Statement  is  filed  with  and  declared  effective  by  the  Commission  but  thereafter

ceases   to   be  effective   or   available   as   to   all   Registrable   Securities   at   any  time   during  the

Effectiveness  Period,  without  being  succeeded   within  a  reasonable  period  by  a  subsequent

Registration Statement filed with and declared effective by the Commission, or (iv) the Company suspends  the  use  of  the  Prospectus  forming  a  part  of  such  Registration  Statement  for  more  than thirty (30) days in any period of 365 consecutive days if the Company suspends in reliance on its ability  to  do  so  due  to  the  existence  of  a  development  that,  in  the  good  faith  discretion  of  the

Board,  makes  it  appropriate  to  so  suspend  or  which  renders  the Company unable  to  comply with the Commission requirements, or the Company suspends the use of the Prospectus forming a part of  such  Registration  Statement  for  more  than  sixty  (60)  days  in  any  period  of  365  consecutive days  for  any  other  reason,  or  (v)  during  the  Effectiveness  Period,  trading  in  the  Warrants  or

Common  Stock  shall  be  suspended  for  any  reason  for  more  than  three  (3)  Business  Days  in  the aggregate,  or  (vi)  the  Company  breaches  in  a  material  respect  any  covenant  or  other  material

term   or   condition   in   the   Transaction   Documents   (other   than   a   representation   or   warranty

contained  therein)  or  any other  agreement,  document,  certificate  or  other  instrument  delivered  in connection with the transactions contemplated hereby and thereby, and such breach continues for a period of thirty (30) days after written notice thereof to the Company, or (vii) the Company has breached  Section  3(n)  of  this  Agreement  (any  such  failure  or  breach  being  referred  to  as  an

“Event”),  the  Company  shall  pay  as  liquidated  damages  for  such  failure  or  breach  and  not  as  a penalty  (the  “Liquidated  Damages”)  to  the  Holder  an  amount  equal  to  three  percent  (3%)  of  the purchase price of the Common Stock paid by the Holder pursuant to the Purchase Agreement for the  first  thirty (30)  day period,  and  two  percent  (2%)  of  such  purchase price for  each  subsequent thirty  (30)  day  period,  pro-rated  for  any  period  less  than  thirty  (30)  days,  following  the  Event until  the  applicable  Event  has  been  cured.  Payments  to  be  made  pursuant  to  this  Section  8(d)

shall be due and payable immediately upon demand in cash. The parties agree that the Liquidated

Damages  represent  a  reasonable  estimate  on  the  part  of  the  parties,  as  of  the  date  of  this

Agreement,  of  the  amount  of  damages  that  may  be  incurred  by  the  Holder  if  the  Registration

Statement  is  not  filed  on  or  prior  to  the  Required  Filing  Date  or  has  not  been  declared  effective

by   the   Commission   on   or   prior   to   the   Effectiveness   Date   and   maintained   in   the   manner

contemplated herein during the Effectiveness Period or if any other Event as described herein has occurred.

(e)

Consent  to  Jurisdiction.  The  Company  and   each  Purchaser   (i)  hereby

irrevocably submit to the jurisdiction of the United States District Court for the Northern District

of  Texas  and  the  courts  of  the  State  of  Texas  located  in  Dallas  County  for  the  purposes  of  any suit, action or proceeding arising out of or relating to this Agreement or the Purchase Agreement,

and  (ii)  hereby  waive,  and  agree  not  to  assert  in  any  such  suit,  action  or  proceeding,  any  claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is  brought  in  an  inconvenient  forum  or  that  the  venue  of  the  suit,  action  or  proceeding  is improper.  The  Company  and  each  Purchaser  consent  to  process  being  served  in  any  such  suit,

action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it  under  this  Agreement  and  agrees  that  such  service  shall  constitute  good  and  sufficient  service

of  process  and  notice  thereof.   Nothing in  this  Section  8(e)  shall  affect  or  limit  any right  to  serve process in any other manner permitted by law.

(f)

Amendments  and  Waivers.  The  provisions  of  this  Agreement,  including the  provisions  of  this  sentence,  may  not  be  amended,  modified  or  supplemented,  and  waivers  or consents  to  departures  from  the  provisions  hereof  may  not  be  given,  unless  the  same  shall  be  in writing and signed by the Company and the Purchasers.

(g)

Notices.   Any   notices   required   or   permitted   to   be   given   under   this

Agreement  (and,  unless  otherwise  expressly  provided  therein,  under  any  document  delivered pursuant  to  this  Agreement)  shall  be  given  in  writing  and  shall  be  deemed  received  (i)  when personally delivered to the relevant party at such  party’s address as set forth below, (ii) if sent by mail  (which  must  be  certified  or  registered  mail,  postage  prepaid),  when  received  or  rejected  by the  relevant  party  at  such  party’s  address  indicated  below,  or  (iii)  if  sent  by  email  transmission,

when confirmation of delivery is received by the sending party.

(i)

if to the Company:

MediJane Holdings Inc.

2011 Ken Pratt Boulevard, Suite 300

Longmont, Colorado 80501

Attention:  Russell G. Stone, Chief Operating Officer

Email:  russell.stone@mjmd.net

with a copy to:

J.M. Walker & Associates

Attorneys At Law

7841 South Garfield Way

Centennial, Colorado 80122

Attention:  Jody M. Walker, Esq.

Email:  jmwlkr85@gmail.com

(ii)

if to any Purchaser:

At the address of such Purchaser set forth on Exhibit A to this

Agreement.

or  to  such  other  address  or  addresses  or  facsimile  number  or  numbers  as  any  such  party  may most recently have designated in writing to the other parties hereto by such notice.

(h)

Successors  and  Assigns.  This  Agreement  shall  be  binding  upon  and  inure to  the  benefit  of  the  parties  and  their  successors  and  permitted  assigns  and  shall  inure  to  the

benefit  of  the   Holder   and  its  successors  and   assigns.     The  Company  may  not   assign  this

Agreement  or  any  of  its  respective  rights  or  obligations  hereunder  without  the  prior  written

consent  of  the  Purchasers.   Each  Purchaser  may  assign  its  rights  hereunder  in  the  manner  and  to the Persons as permitted under the Purchase Agreement.

(i)

Assignment  of  Registration  Rights.  The  rights  of  the  Holder  hereunder,

including  the  right  to  have  the  Company  register  for  resale  Registrable  Securities  in  accordance with  the  terms  of  this  Agreement,  shall  be  assignable  by  each  Holder  to  any  transferee  of  the

Holder  of  all  or  a  portion  of  the  shares  of  Registrable  Securities  if:    (i)  the  Holder  agrees  in

writing  with  the  transferee  or  assignee  to  assign  such  rights,  and  a  copy  of  such  agreement  is furnished  to  the  Company  within  a  reasonable  time  after  such  assignment;  (ii)  the  Company  is,

within  a  reasonable  time  after  such  transfer  or  assignment,  furnished  with  written  notice  of  (A)

the  name  and  address  of  such  transferee or  assignee,  and  (B)  the  securities  with  respect  to  which

such   registration   rights   are   being   transferred   or   assigned;   (iii)   following   such   transfer   or

assignment  the  further  disposition  of  such  securities  by  the  transferee  or  assignees  is  restricted under  the  Securities  Act  and  applicable  state  securities  laws;  (iv)  at  or  before  the  time  the

Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee  agrees  in  writing  with  the  Company  to  be  bound  by  all  of  the  provisions  of  this

Agreement;  and  (v)  such  transfer  shall  have  been  made  in  accordance  with  the  applicable requirements  of  the  Purchase  Agreement  and  shall  be  for  no  less  than  10%  of  the  Registrable

Securities.   In  addition,  the  Holder  shall  have the  right  to  assign  its  rights  hereunder  to  any other

Person  with  the  prior  written  consent  of  the  Company,  which  consent  shall  not  be  unreasonably

withheld,  conditioned  or  delayed.    The  rights  to  assignment  shall  apply  to  the  Holder  (and  to

subsequent)  successors  and  assigns.   In  the  event  of  an  assignment  pursuant  to  this  Section  8(i),

the   Purchaser   shall   pay   all   incremental   costs   and   expenses   incurred   by   the   Company   in

connection  with  filing a  Registration  Statement  (or  an  amendment  to  the  Registration  Statement)

to  register  the  shares  of  Registrable  Securities  assigned  to  any  assignee  or  transferee  of  the

Purchaser.

(j)

Counterparts.   This   Agreement   may   be   executed   in   any   number   of

counterparts, each of which when so executed shall be deemed to be an original, and all of which

taken  together  shall  constitute  one  and  the  same  Agreement.   In  the  event  that  any  signature  is

delivered  by  facsimile  transmission,  such  signature  shall  create  a  valid  binding  obligation  of  the party  executing  (or  on  whose  behalf  such  signature  is  executed)  the  same  with  the  same  force and effect as if such facsimile signature were the original thereof.

(k)

Governing  Law.  This  Agreement  shall  be  governed  by  and  construed  in accordance  with  the  laws  of  the  State  of  Texas,  without  regard  to  principles  of  conflicts  of  law thereof.  This  Agreement  shall  not  be  interpreted  or  construed  with  any  presumption  against  the party causing this Agreement to be drafted.

(l)

Cumulative  Remedies.  The  remedies  provided  herein  are  cumulative  and not exclusive of any remedies provided by law.

(m)

Termination.  This  Agreement  shall  terminate  on  the  date  on  which  all remaining  Registrable  Securities  may  be  sold  without  restriction  pursuant  to  Rule  144  of  the

Securities Act.

(n)

Severability.   If   any   term,   provision,   covenant   or   restriction   of   this

Agreement  is  held  to  be  invalid,  illegal,  void  or  unenforceable  in  any  respect,  the  remainder  of the  terms,  provisions,  covenants  and  restrictions  set  forth  herein  shall  remain  in  full  force  and effect  and  shall  in  no  way  be  affected,  impaired  or  invalidated,  and  the  parties  hereto  shall  use

their   reasonable   efforts   to   find   and   employ   an   alternative   means   to   achieve   the   same   or

substantially   the   same   result   as   that   contemplated   by   such   term,   provision,   covenant   or

restriction.   It  is  hereby  stipulated  and  declared  to  be  the  intention  of  the  parties  that  they  would have  executed  the  remaining  terms,  provisions,  covenants  and  restrictions  without  including  any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(o)

Headings.  The headings herein are for convenience only, do not  constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

[Remainder of page intentionally left blank. Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

MEDIJANE HOLDINGS INC.

By: ______________________

Name: Ronald Lusk

Title: President & Chief Executive Officer

[Signatures of Purchasers to follow on next pages.]

PURCHASERS:

YP HOLDINGS, LLC

By:

Michael W. Yurkowsky, Manager

EXHIBIT A

PURCHASERS

YP Holdings, LLC

6002 Costera Lane

Dallas, Texas  75248

Attn:  Michael W. Yurkowsky

Email: myurkowsky@yahoo.com

With a copy to:

Block & Garden, LLP

5949 Sherry Lane, Suite 900

Dallas, Texas  75225

Attn:  Warren W. Garden, Esq.

Email:  garden@bgvllp.com

A-1

EXHIBIT B

PLAN OF DISTRIBUTION

We  are  registering  the  shares  of  common  stock  and  the  warrants  on  behalf  of  the  selling stockholders.  The  common  stock  and  the  warrants  may  be  sold  in  one  or  more  transactions  at fixed  prices,  at  prevailing  market  prices  at  the  time  of  sale,  at  prices  related  to  the  prevailing market  prices,  at  varying  prices  determined  at  the  time  of  sale,  or  at  negotiated  prices.  These sales  may  be  effected  at  various  times  in  one  or  more  of  the  following  transactions,  or  in  other kinds of transactions:

    transactions  on  the  OTC  Markets  Group  or  on  any  national  securities  exchange  or  U.S.

inter-dealer  system  of  a  registered  national  securities  association  on  which  the  common stock and the warrants may be listed or quoted at the time of sale;

    in the over-the-counter market;

    in  private  transactions  and  transactions  otherwise  than  on  these  exchanges  or  systems  or in the over-the-counter market;

    in connection with short sales of the shares;

    by pledge to secure or in payment of debt and other obligations;

    through  the  writing  of  options,  whether  the  options  are  listed  on  an  options  exchange  or otherwise;

    in  connection  with  the  writing  of  non-traded  and  exchange-traded  call  options,  in  hedge transactions  and  in  settlement  of  other  transactions  in  standardized  or  over-the-counter options; or

    through a combination of any of the above transactions.

The  selling  stockholders  and  their  successors,  including  their  transferees,  pledgees  or donees or their successors, may sell the  common stock and the  warrants directly to  purchasers  or through  underwriters,  broker-dealers  or  agents,  who  may  receive  compensation  in  the  form  of discounts,  concessions  or  commissions  from  the  selling  stockholders  or  the  purchasers.  These discounts,  concessions  or  commissions  as  to  any  particular  underwriter,  broker-dealer  or  agent may be in excess of those customary in the types of transactions involved.

In  addition,  any  securities  covered  by  this  prospectus  which  qualify  for  sale  pursuant  to

Rule   144   of   the   Securities   Act   may  be  sold   under   Rule   144   rather   than   pursuant   to   this

prospectus.

The  selling  stockholders  may  from  time  to  time  pledge  or  grant  a  security  interest  in some  or  all  of  the  shares  of  common  stock  and  warrants  owned  by  them  and,  if  they  default  in the  performance  of  their  secured  obligations,  the  pledgees  or  secured  parties  may  offer  and  sell

B-1

the  shares  of  common  stock  from  time  to  time  under  this  prospectus  after  we  have  filed  an

amendment   to   this   prospectus   under   Rule   424(b)(3)   or   other   applicable   provision   of   the

Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The  selling  stockholders  also  may  transfer  the  shares  of  common  stock  and  warrants  in other  circumstances,  in  which  case  the  transferees,  pledgees  or  other  successors  in  interest  will be  the  selling  beneficial  owners  for  purposes  of  this  prospectus  and  may  sell  the  shares  of common  stock  and  warrants  from  time  to  time  under  this  prospectus  after  we  have  filed  an

amendment   to   this   prospectus   under   Rule   424(b)(3)   or   other   applicable   provision   of   the

Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The  selling  stockholders  and  any broker-dealers  or  agents  that  are  involved  in  selling  the shares  of  common  stock  and  warrants  may  be  deemed  to  be  “underwriters”  within  the  meaning

of  the  Securities  Act  in  connection  with  such  sales.   In  such  event,  any commissions  received  by

such  broker-dealers  or  agents  and  any  profit  on  the  resale  of  the  shares  of  common  stock  or warrants  purchased  by them  may be  deemed  to  be  underwriting  commissions  or  discounts  under the Securities Act.

We  entered  into  a  registration  rights  agreement  for  the  benefit  of  the  selling  stockholders to  register  the  common  stock  and  the  warrants  under  applicable  federal  and  state  securities  laws.

The  registration  rights  agreement  provides  for  cross-indemnification  of  the  selling  stockholders and  us  and  our  respective  directors,  officers  and  controlling  persons  against  specific  liabilities  in connection  with  the  offer  and  sale  of  the  common  stock  and  the  warrants,  including  liabilities under  the  Securities  Act.  We  will  pay  substantially  all  of  the  expenses  incurred  by  the  selling stockholders incident to the registration of the common stock and the warrants.

The  selling  stockholders  have  advised  us  that  they  have  not  entered  into  any  agreements,

understandings  or  arrangements  with  any  underwriters  or  broker-dealers  regarding  the  sale  of their  shares  of  common  stock  or  warrants,  nor  is  there  an  underwriter  or  coordinating  broker acting  in  connection  with  a  proposed  sale  of  shares  of  common  stock  or  warrants  by  any selling

stockholder.    If  we  are  notified  by  any  selling  stockholder  that  any  material  arrangement  has been  entered  into  with  a  broker-dealer  for  the  sale  of  shares  of  common  stock  or  warrants,  if

required,  we  will  file  a  supplement  to  this  prospectus.    If  the  selling  stockholders  use  this

prospectus  for  any  sale  of  the  shares  of  common  stock  or  warrants,  they  will  be  subject  to  the prospectus delivery requirements of the Securities Act.

The  anti-manipulation  rules  of  Regulation  M  under  the  Securities  Exchange  Act  may apply to sales of our common stock and activities of the selling stockholders.

B-2

EXHIBIT C

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

[Name and address of Transfer Agent]

_________________

_________________

_________________

Attn:  ____________

Re:

MediJane Holdings Inc.

Ladies and Gentlemen:

We  are  counsel  to  MediJane  Holdings  Inc.,  a  Nevada  corporation  (the  “Company”),  and have  represented  the  Company  in  connection  with  that  certain  Securities  Purchase  Agreement  (the

“Purchase  Agreement”),  dated  as  of  September  [●],  2014,  by  and  among  the  Company  and  the purchasers  (the  “Purchasers”  and  the  “Holders”)  named  therein  pursuant  to  which  the  Company issued  to  the  Purchasers  shares  (the  “Shares”)  of  its  Common  Stock,  $0.001  par  value.  Pursuant  to the  Purchase  Agreement,  the  Company  has  also  entered  into  a  Registration  Rights  Agreement  with the  Purchasers  (the  “Registration  Rights  Agreement”),  dated  as  of  September  [●],  2014,  pursuant to  which  the  Company  agreed,  among  other  things,  to  register  the  Registrable  Securities  (as  defined in  the  Registration  Rights  Agreement),  including  the  Shares,  under  the  Securities  Act  of  1933,  as amended  (the  “1933  Act”).  In  connection  with  the  Company’s  obligations  under  the  Registration

Rights  Agreement,  on  [●],  2014,  the  Company  filed  a  Registration  Statement  on  Form  S-3  (File  No.

[●])  (the  “Registration  Statement”)  with  the  Securities  and  Exchange  Commission  (the  “SEC”)

relating  to  the  resale  of  the  Registrable  Securities  which  names  the  Holders  as  selling  stockholders thereunder.

In  connection  with  the  foregoing,  we  advise  you  that  a  member  of  the  SEC’s  staff  has advised  us  by  telephone  that  the  SEC  has  entered  an  order  declaring  the  Registration  Statement effective  under  the  1933  Act  at  [ENTER  TIME  OF  EFFECTIVENESS]  on  [ENTER  DATE  OF

EFFECTIVENESS]  and we  have  no  knowledge,  after  telephonic  inquiry of a  member  of the  SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose  are  pending  before,  or  threatened  by,  the  SEC  and,  accordingly,  the  Registrable  Securities are  available  for  resale  under  the  1933  Act  in  the  manner  specified  in,  and  pursuant  to  the  terms  of,

the Registration Statement.

Very truly yours,

By:

cc:

[PURCHASERS]

C-1